UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2018

LA QUINTA HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36412	90-1032961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas 75038

(Address of Principal Executive Offices) (Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities

Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by La Quinta Holdings Inc., a Delaware corporation (the “Company” or “La Quinta”), in connection with the matters described herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a) A Special Meeting of Stockholders of the Company was held on April 26, 2018 (the “Special Meeting”). At the Special Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, voted in favor of the Merger Proposal and the Charter Amendment Proposals (each as defined below). The Company’s stockholders also approved, on a non-binding, advisory basis, certain merger-related compensation arrangements of the Company’s named executive officers. Because there were sufficient votes at the Special Meeting to approve the Merger Proposal and the Charter Amendment Proposals, a vote was not called on the proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies to vote in favor of the approval of the Merger Proposal and the Charter Amendment Proposals.

A total of 104,953,510 shares of the Company’s common stock, out of a total of 117,342,020 shares of common stock issued and outstanding and entitled to vote as of March 19, 2018 (the “Record Date”), were present in person or represented by proxy at the Special Meeting, representing approximately 89.4% of the outstanding shares entitled to vote, which constituted a quorum. A summary of the voting results for the following proposals, each of which is described in detail in the Company’s proxy statement dated March 20, 2018 (as amended or supplemented from time to time), and first mailed to the Company’s stockholders on or about March 20, 2018, is set forth below:

(b) Voting results for each matter are set forth below.

(1)	To adopt the Agreement and Plan of Merger, dated as of January 17, 2018, as it may be amended from time to time (the “Merger Agreement”), by and among Wyndham Worldwide Corporation (“Wyndham”), WHG BB Sub, Inc. (“Merger Sub”) and La Quinta (the “Merger Proposal”).

For	Against	Abstain	Broker Non-Votes
102,797,762	704,660	1,451,088	—

(2)	To approve the adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation: to (a) effect a reverse stock split of the common stock, par value $0.01 per share, of La Quinta (the “La Quinta common stock”) at a ratio of 1-for-2; and (b) change the par value of the La Quinta common stock in connection with the reverse stock split from $0.01 per share to $0.02 per share (the “Charter Amendment Proposals”).

For	Against	Abstain	Broker Non-Votes
102,937,623	713,337	1,302,550	—

(3)	To approve, on a non-binding, advisory basis, certain compensation that will or may be paid by La Quinta to its named executive officers that is based on or otherwise relates to the merger of Merger Sub with and into La Quinta (the “merger”), with La Quinta surviving the merger as a wholly-owned subsidiary of Wyndham.

For	Against	Abstain	Broker Non-Votes
79,250,999	24,227,328	1,475,183	—

(4)	To approve an adjournment of the Special Meeting from time to time, if necessary or appropriate, for the purpose of soliciting additional votes in favor of the Merger Proposal and the Charter Amendment Proposals if there are not sufficient votes at the time of the Special Meeting to approve the Merger Proposal and the Charter Amendment Proposals.

Because stockholders holding at least a majority of the shares of the La Quinta common stock outstanding and entitled to vote at the close of business on the Record Date approved the Merger Proposal and the Charter Amendment Proposals, the vote was not called on the proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional votes to approve the Merger Proposal and the Charter Amendment Proposals had there been insufficient votes at the time of the Special Meeting to approve the merger and the other transactions contemplated by the Merger Agreement.

Item 8.01.	Other Events

On April 26, 2018, the Company issued a news release announcing results of the voting at the Special Meeting, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	News Release of La Quinta Holdings Inc., dated April 26, 2018

FORWARD LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to the expected timing, completion and effects of the proposed merger, separation and spin-off, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectations with respect to the costs and other anticipated financial impacts of the spin-off and merger; future financial and operating results of CorePoint Lodging Inc. (“CorePoint”) and La Quinta Holdings Inc. (“La Quinta”); the ability of La Quinta, CorePoint and Wyndham Worldwide Corporation (“Wyndham”) to complete the contemplated financing transactions and reorganizations in connection with the merger and the spin-off; La Quinta’s plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger and the spin-off by our stockholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of CorePoint following the consummation of the transactions; the stock price of La Quinta prior to the consummation of the transactions; and the satisfaction of the closing conditions to the proposed merger and the spin-off. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only to expectations as of the date of this communication. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this communication, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this communication, such statements or disclosures will be deemed to modify or supersede such statements in this communication.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by La Quinta Holdings Inc., dated April 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA QUINTA HOLDINGS INC.
(Registrant)

By:	/s/ Mark M. Chloupek
Name: Mark M. Chloupek Title: Executive Vice President and General Counsel

Date: April 26, 2018